Defiance China Robotics ETF Trading Symbol: (CROB)	Summary Prospectus August 10, 2026
Listed on The Nasdaq Stock Market LLC	www.defianceetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated August 10, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholder, and other information about the Fund online at www.defianceetfs.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.
Investment Objective
The Defiance China Robotics ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Solactive China Humanoid Robotics Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.89%
* Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$91	$284
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an exchange traded fund (“ETF”) that uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.
Solactive China Humanoid Robotics Index
The Index is a rules-based index that tracks the performance of a portfolio of Chinese companies engaged in the development, manufacturing, and supply of technologies essential for humanoid robotics, including artificial intelligence (“AI”) driven robotics, motion control systems, precision actuators, and automation solutions (“Chinese Robotics Companies”). The Index is owned, calculated, administered, and published by Solactive AG (the “Index Provider”).
Construction of the Index begins with the universe of equity securities that are listed on the Hong Kong Exchange or China A-Shares available through the Stock Connect Program. In addition, all equity securities listed on the Shanghai Stock Exchange (“SSE”) and Shenzhen Stock Exchange (“SZSE”) that are not available through the Stock Connect Program are also eligible for inclusion in the Index. To be eligible for inclusion in the Index, a company must also meet the following criteria: (i) be headquartered in China,

(ii) must have a free float market capitalization of at least $30 million USD for a current Index constituent (at least $40 million USD for a non-current Index constituent) on Selection Day (defined below), (iii) have a minimum average daily value traded over one month and over six months of at least $15 million USD for a current Index constituent (at least $20 million USD for a non-current Index constituent) on Selection Day, and (iv) only one share class of each company is eligible for inclusion in the Index universe (collectively, the companies meeting such criteria are referred to as the “Index Universe”).
The selection of companies for inclusion in the Index is based on a screening of the Index Universe using ARTIS®, the Index Provider’s proprietary natural language processing algorithm. ARTIS ® , the Algorithmic Theme Identification System, is designed to identify thematic exposure in corporations using publicly available inputs beyond standard financial statements and sector classifications and a multi-dimensional classification system combined with classic machine learning and modern deep learning models. Using key words that describe the Index theme, ARTIS ® reviews large volumes of publicly available information, such as financial news, earnings call transcripts, annual or other regulatory filings, business descriptions, company presentations, and company publications, to identify companies that have exposure to the provision of products and/or services that contribute to the development, manufacturing, and supply of technologies essential for humanoid robotics or companies that have publicly-disclosed specific and near-term plans to enter such businesses. The Index considers the following products and/or services to suit the Index theme:
• Humanoid Robotics & AI-Powered Automation : Companies developing and manufacturing humanoid robots, bipedal robots, and AI-driven automation systems. This segment focuses on cognitive robotics, machine learning, and human-robot interaction technologies that enable intelligent and autonomous humanoid systems. Humanoid robots are robots that look and move in a human-like way. Using artificial intelligence, these humanoid robots are designed to understand their surroundings, learn from data, and interact safely and naturally with people.
• Motion Control & Precision Actuators : Manufacturers of actuators, robotic drive systems, and motion control solutions critical for humanoid robots. This includes companies producing harmonic reducers, high-precision motors, intelligent motor drives, and mechatronic actuators ( i.e. , the parts and systems that move a robot’s joints and control its motions) that enhance dexterous movement and robotic agility.
• Robotic Perception & Human-Machine Interaction : Companies specializing in sensor fusion ( i.e. , the process of combining information from different sensors, so a robot can build a more accurate picture of its environment), AI-powered vision systems, robotic end-effectors, and human-machine interfaces. This segment supports advancements in autonomous navigation, natural language processing, and multi-modal interaction between robots and humans.
•Industrial & Service Robotics Infrastructure: Companies providing automation control systems, intelligent logistics solutions, and industrial robot components essential for manufacturing and deploying humanoid and service robots. This segment also covers companies producing collaborative robots, robotic exoskeletons, and next-generation cybernetic systems.
Each company identified by ARTIS ® receives a score that reflects its exposure to the Index strategy. Companies that do not have relevant business exposure to the Index’s theme are removed from the selection process at this stage. The list of companies reviewed by ARTIS ® is published as a Market Watch announcement on the Index Provider’s website no later than five business days before Selection Day to allow market participants to provide feedback on a company’s relevant business exposure to an Index segment. The Index Provider considers this feedback, together with its own analysis, when finalizing the Index composition, with the goal of maintaining a representative and investable benchmark for this specialized and evolving industry. The Index Provider may overrule any initial selection suggested by ARTIS® where warranted by its expert judgment and the information available. Decisions are made by the Index Provider’s index management team, in accordance with the Index methodology and the Index Provider’s internal index governance policies. This allows the Index Provider to address cases where public information or market feedback indicates that the automated screening does not fully capture a company’s true business exposure to the humanoid robotics segment. The remaining companies in the Index Universe are then sorted by their score in descending order and assigned a rank based on the position in the sorted list ( e.g ., the security with the highest score is assigned rank 1). The Index Provider selects Index constituents in three steps: (i) the top four securities, whether existing or new Index constituents, are selected for the Index, (ii) existing Index constituents that are assigned a rank between 5 and 24 are selected for the Index until a total number of 20 companies are selected, and (iii) if the total number of Index constituents is less than 20 when selecting existing Index constituents in Step 2 is complete, the highest-ranking new Index constituents are added until 20 companies are selected.
In addition to the quarterly Selection Day, the Index Provider may include newly listed but relevant securities, including Initial Public Offerings, listing switches, listings by introduction, and spin-offs (collectively, “IPOs”), on an “IPO Review Day.” The Index defines an IPO Review Day as the fifth business day after the security’s first trading day (“IPO Day”) (excluding the period beginning ten business days prior to the Selection Day and ending five business days after the Rebalance Day (defined below)). On each IPO Review Day, a newly listed company may be added to the Index if: (i) it meets each Index criteria for a non-current Index constituent (except the minimum average daily value traded criterion), (ii) the company has an average daily value traded of at least $10 million USD between IPO Day and IPO Review Day, (iii) the company has a free float ( e.g. , the percentage of available outstanding shares) of at least 30% as of the IPO Review Day, and (iv) the company has no more than ten non-trading days between IPO Day and IPO Review Day. If all criteria are met, the security will be included in the Index, replacing the Index constituent with the lowest ARTIS ® ranking as of the last Selection Day.

Index constituents are weighted based on their relevance in the Index and their free float market capitalization. The relevance weighting of each Index constituent is formulaically calculated based on ARTIS® scoring and represents 20% of the Index constituent’s weighting. The free float market capitalization weighting of each Index constituent is subject to a maximum weighting of 7%, and represents 80% of the Index constituents weighting. Index constituents within the RBICS Vehicle Autonomous Control Electronics Makers sub-industry are capped at maximum free float market capitalization weighting of 2.5%. If an Index constituent’s free float market capitalization weighting exceeds the applicable maximum, the excess weight is redistributed proportionately among the remaining securities.
The Index is reconstituted and rebalanced quarterly after the market close on the first Wednesday of February, May, August, and November (each, a “Rebalance Day”) each year based on data as of market close of the tenth business day prior to the scheduled Rebalance Day (the “Selection Day”). If the scheduled Rebalance Day is not a trading day, the Rebalance Day will be the immediately following trading day.
The Index was established in 2020 and is owned by the Index Provider. The Fund’s Index Provider is not affiliated with the Fund’s adviser, sub-adviser, administrator, or distributor.
The Fund’s Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of, and in derivative instruments that provide investment exposure to, Chinese Robotics Companies. The Fund’s investments in Chinese Robotics Companies will primarily consist of equity securities, but may include swap agreements that provide exposure to the Index.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the constituent securities of the Index in the same approximate proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest in securities or other investments, such as swap agreements, not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not constituents of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
The Fund may invest in: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by Defiance ETFs, LLC (the “Adviser”) or sub-adviser to be of comparable quality (collectively, “Collateral”). Such Collateral is designed to provide liquidity, serve as margin or otherwise collateralize the Fund’s investments in the derivatives position.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Index concentrates ( i.e. , holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of August 10, 2026, the Index concentrated in the Commercial and Industrial Electric Products industry group and had significant exposure to the Consumer Vehicle Parts Manufacturing and Factory Automation Equipment industry groups within the Consumer Cyclicals and Industrial sectors, respectively.
The Fund may also engage in securities lending as part of the Fund’s principal investment strategy.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund”.
•China A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are denominated in Chinese renminbi and traded on the two main Chinese exchanges: SSE and SZSE. Foreign investors can access investments in A-Shares by obtaining a Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license, as well as through the Stock Connect Program, which is a securities trading and clearing program with an aim to achieve mutual stock market access between the China and Hong Kong markets. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the SSE (in the case of Shanghai Connect) or the SZSE (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The markets on which A-Shares trade are considered emerging markets characterized by generally low trading volume and less market liquidity due to various factors. For example, investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions imposed by the Chinese government. In addition, investors from outside mainland China may face difficulties or prohibitions accessing certain A-Shares that are part of a restricted list in countries such as the U.S. A-Shares may also be subject to frequent and widespread trading halts, which can increase pricing volatility and cause the A-Shares to become illiquid. Trading suspensions in certain stock could lead to greater market execution, clearing and settlement risks and costs for the Fund, and the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.
• Collateral Securities Risk . Collateral may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes.
•Concentration Risk. The Fund’s investments will be concentrated in a particular industry or group of related industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
◦Commercial and Industrial Electric Products Industry Group Risk. Companies in the Commercial and Industrial Electric Products Industry Group are sensitive to economic conditions and capital spending levels in industrial, construction, infrastructure, and utility markets. A decline in economic activity or delays in capital projects may reduce demand for these companies’ products and services. These companies may be adversely affected by rapid technological change, product obsolescence, and the need for ongoing investment in innovation. The Commercial and Industrial Electric Products Industry Group is subject to regulatory and policy risks, including changes in environmental, energy, safety, and trade regulations, which may increase costs or reduce demand. In addition, companies in the Commercial and Industrial Electric Products Industry Group depend on complex global supply chains and may be negatively impacted by supply disruptions, material shortages, tariffs, or geopolitical events. As a result, the Fund’s investments in the Commercial and Industrial Electric Products Industry Group may be more volatile than investments in more broadly diversified funds.
• Counterparty Risk . Counterparty risk is the risk that a counterparty to Fund transactions ( e.g. , swap transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund expects to use swap agreements to gain exposure to Chinese Robotics Companies in order to achieve its investment objective. Through these investments and related arrangements, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments contemplated by such arrangements or otherwise to meet its contractual obligations ( i.e. , counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

•Currency Exchange Rate Risk. The Fund invests primarily in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
• Derivatives Risk . The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. Certain of the Fund’s transactions in derivatives could affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦ Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the index or basket of equity securities). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant (“FCM”) and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
◦ Swaps Capacity Risk . If the Fund’s ability to obtain exposure to swaps consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the market for Chinese Robotics Companies, a disruption to the market for Chinese Robotics Companies, or as a result of margin requirements or other limitations imposed by the Fund’s swaps dealers or the SEC, CFTC or other regulators, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Sub-Adviser intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain exposure to Chinese Robotics Companies swaps may cause the Fund’s performance to deviate from the performance of Chinese Robotics Companies.
• Emerging Markets Risk . The Fund invests primarily in companies organized in emerging market nations, specifically China. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.
◦Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares, and cause the Fund to decline in value.
◦Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Such geopolitical and other events may also disrupt securities markets and, during such market disruptions, the Fund’s exposure to the other risks described herein will likely increase. Each of the foregoing may negatively impact the Fund’s investments.
• Equity Market Risk . The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, regional armed conflict, acts of terrorism, market volatility related to global trade policy and the imposition of tariffs, the spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦ Trading .   Although Shares are listed for trading on The Nasdaq Stock Market LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Geographic Investment Risk. The Fund invests a significant portion of its assets in the securities of companies in a single country and, as a result, it is more likely to be impacted by events or conditions affecting that country.
◦China and Hong Kong-Specific Risk. Investments in Chinese issuers subject the Fund to risks specific to China. Investments in the securities of Chinese issuers that trade on an exchange in Hong Kong subject the Fund to risks specific to China and Hong Kong. China and Hong Kong may be subject to considerable degrees of economic, political and social instability. China and Hong Kong are developing markets and demonstrate significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and is expanding the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. China is also vulnerable economically to the impact of a public health crisis, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact China’s economy and could affect the economies of its trading partners. Further, any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.
•Humanoid Robotics Companies Risk. Companies focused on the development, manufacturing, and supply of technologies essential for humanoid robotics are subject to intense competition, product obsolescence, and the impairment of intellectual property rights; however, they are subject to additional risks that may not be shared by other companies within their industry that provide technologies with more immediate applications to products and services widely available to consumers in the existing marketplace. In particular, humanoid robotic companies face high costs associated with the research and development and significant capital expenditures without any assurance that their products and services will prove to be commercially successful in the future. Further, these companies are particularly sensitive to legal, regulatory and political changes. Questions of societal impact and product safety may lead to government regulation that impedes a humanoid robotic company’s efforts to make its products or services available to the public.
•Index Methodology Risk. The Index may not include all Chinese Robotics Companies in Hong Kong and/or China, because the Index includes only those companies meeting the Index criteria. For example, companies that would otherwise be included in the Index might be excluded from the Index if they are not one of the top 20 Chinese Robotics Companies based on free float market capitalization.
•Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.
•Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.
•Market Capitalization Risk.
◦Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies, but they may also be subject to slower growth than small-capitalization companies during times of economic expansion. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
◦Small-Capitalization Investing Risk. The Fund may invest in the securities of small-capitalization companies. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the diversification requirements for qualifying as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
•Passive Investment Risk. The Fund is not actively managed, and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Consumer Cyclical Sector Risk. Investments in the consumer cyclical sector involve risks associated with companies that manufacture products and provide discretionary services directly to the consumer. The risk associated with these companies is closely tied to the performance of the global economy, interest rates, competition, and consumer confidence.
▪Consumer Vehicle Parts Manufacturing Industry Group Risk. Companies in the Consumer Vehicle Parts Manufacturing Industry Group are subject to risks related to conditions in the automotive and transportation markets. Demand for vehicle parts is influenced by consumer spending levels, vehicle production volumes, replacement cycles, and overall economic conditions. A slowdown in automotive sales, changes in consumer preferences, or reduced vehicle usage may negatively affect revenues and profitability. These companies may be adversely affected by rapid technological change, including the shift toward electric, hybrid, and autonomous vehicles, which may reduce demand for certain traditional vehicle components. Significant investment may be required to adapt to new technologies, and companies that fail to do so may lose competitiveness. The Consumer Vehicle Parts Manufacturing Industry Group is also subject to supply‑chain disruptions, increases in raw material and labor costs, reliance on a limited number of original equipment manufacturer (OEM) customers, and regulatory risks related to safety, emissions, and trade policies. As a result, investments in the Consumer Vehicle Parts Manufacturing Industry Group may be more volatile than investments in more broadly diversified funds.
◦Industrials Sector Risk. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
▪Factory Automation Equipment Industry Group Risk. Companies in the Factory Automation Equipment Industry Group are subject to risks related to conditions in industrial production, manufacturing activity, and capital spending cycles. Demand for robotic and automated solutions may decline during economic downturns or periods of reduced business investment, which could negatively affect these companies’ revenues and profitability. These companies face rapid technological change and innovation risk, including advances in robotics, artificial intelligence, machine vision, and software integration. Significant investment may be required to develop or update products, and companies that fail to anticipate or adapt to technological developments may lose competitiveness. The Factory Automation Equipment Industry Group is also subject to supply‑chain disruptions, shortages of key components (such as semiconductors and precision parts), cybersecurity risks related to connected systems, and increased competition and pricing pressure. In addition, changes in trade policies, labor regulations, or workplace safety standards may adversely affect companies operating in the Factory Automation Equipment Industry Group. As a result, the Fund’s investments in the Factory Automation Equipment Industry Group may be more volatile than investments in more broadly diversified funds.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result, the Fund may lose money.
•Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.
•Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.defianceetfs.com.
Portfolio Management

Adviser	Defiance ETFs, LLC
Sub-Adviser	Tidal Investments, LLC (“Tidal” or the “Sub-Adviser”)
Portfolio Managers	Christopher Mullen, CFA, and Brett Johnson, CFA, each a portfolio manager for the Sub-Adviser, have been portfolio managers of the Fund since its inception in August 2026.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.defianceetfs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.